CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021	Jun. 30, 2022	Jun. 30, 2021
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income (loss)	$ 13,058	$ 2,638	$ 33,219	$ 26,478
Unrealized gains (losses) on cash flow hedge	4,003	925	14,892	7,367
Income tax benefit (expense)	(30)	(44)	93	(117)
Other comprehensive income (loss)	3,973	881	14,985	7,250
Other comprehensive income from investments in joint ventures	2,047		5,322
Total other comprehensive income (loss)	6,021	881	20,307	7,250
Comprehensive income (loss)	19,079	3,519	53,526	33,728
Preferred unitholders' interest in net income	3,877	3,877	7,754	7,754
Limited partners' interest in comprehensive income (loss)	$ 15,202	$ (358)	$ 45,772	$ 25,974